FORM 8-K



                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):
                         January 23, 1996



                      WARNER-LAMBERT COMPANY
      (Exact name of registrant as specified in its charter)



Delaware                 1-3608                   22-1598912
(State or other          (Commission              (IRS Employer
Jurisdiction of          File Number)             Identification
incorporation)                                    No.)



201 Tabor Road, Morris Plains, New Jersey   07950
(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (201) 540-2000
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Item 5.   Other Events.

     On January 23, 1996, the Registrant issued a press release concerning, among other things, a proposal to effect a two-for-one stock split of the Registrant's Common Stock, contingent upon stockholder approval of a proposed amendment to the Registrant's Certificate of Incorporation to increase the authorized shares of Common Stock. The proposal to amend the Registrant's Certificate of Incorporation will be presented to the stockholders at the 1996 Annual Meeting of Stockholders and, if the amendment is approved, the stock split will occur shortly thereafter.

     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

     (c)  Exhibits

          (99) Additional Exhibits

          (99)(a) Press Release dated January 23, 1996.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              WARNER-LAMBERT COMPANY
                                   (Registrant)



Date:  January 29, 1996       By:  ERNEST J. LARINI
                                   Vice President and
                                   Chief Financial Officer

                          Exhibit Index



Exhibit No.               Exhibit                      Page No.

(99)(a)        Press release of the Registrant dated
               January 23, 1996